UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 8, 2011

Bizzingo, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-52511	98-0471052
(State of other	(Commission	(IRS Employer
jurisdiction or incorporation)	File Number)	Identification No.)

63 Main Street, Suite 202, Flemington, New Jersey	08822
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (908) 968-0838

_____________________________________________________________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 8, 2011, the Company filed a Certificate of Amendment to its Articles of Incorporation (“Certificate of Amendment”) with the State of Nevada to authorize the creation of 100,000,000 shares of preferred stock $0.001 par value, in one or more classes, having such designations, preferences, and relative, participating, optional, or other rights (including preferential voting rights), and qualifications, limitations, and/or restrictions thereof, all as may be determined by from time to time by the Board of Directors of the Corporation. This type of preferred stock is known as “blank check” preferred.  This action previously was approved by a the vote of a majority of shareholders on or about July 14, 2011 which was the subject of a Definitive Information Statement circulated to the Company’s non-voting shareholders on or about August 3, 2011.

A copy of the Certificate of Amendment is attached hereto as Exhibit 3.1(a). Please refer to the copy of the Certificate of Amendment for a complete description of its terms.

Item 9.01. Financial Statements and Exhibits

Exhibit No.

3.1(a) Certificate of Amendment filed with the Nevada Secretary of State on September 8, 2011.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bizzingo, Inc.

Date: September 9, 2011 /s/ Douglas Toth

Douglas Toth

Chairman

From: 47113 To: DANIEL LUCIANO ESQ Page: 3/5 Date: 9/8/2011 9:08:25 AM

*090201*

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

# Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

| Filed in the office of | Document Number 20110655011-52 |
|---|---|
| Ross Miller Secretary of State State of Nevada | Filing Date and Time 09/08/2011 8:50 AM |
| | Entity Number E0288062005-1 |

USE BLACK INK ONLY - DO NOT HIGHLIGHT — ABOVE SPACE IS FOR OFFICE USE ONLY

## Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:
Bizzingo, Inc.

2. The articles have been amended as follows: (provide article numbers, if available)
Article Fourth of the Articles of Incorporation is amended and restated as follows:
(See Attachment A)

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is:

4. Effective date of filing: (optional)

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X 9/6/11

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

**IMPORTANT:** Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

*This form must be accompanied by appropriate fees.*

Nevada Secretary of State Amend Profit-After
Revised: 3-6-09

From: 47113 To: DANIEL LUCIANO ESQ Page: 4/5 Date: 9/8/2011 9:08:26 AM

# Attachment A

The text of the amended and restated Article Fourth of the Articles of Incorporation is as follows:

*FOURTH: The number of shares of capital stock of the Corporation shall be as follows:*

*525,000,000 shares of common stock, $0.001 par value, and*
*100,000,000 shares of preferred stock, $0.001 par value.*

*The preferred stock may be issued from time to time in one or more classes or series, the shares of each class or series to have such amounts, designations, preferences, and relative, participating, optional, or other rights (including preferential voting rights), and qualifications, limitations, and/or restrictions thereof, as are stated and expressed in any amendment hereto, or in the resolution or resolutions providing for the issue of such class or series, all as may be determined by the Board of Directors of the Corporation all as may be further stated below:*

*Authority is hereby expressly granted to and vested in the board of directors of the Corporation to authorize the issuance of the preferred stock from time to time in one or more classes or series, and with respect to each class or series of the preferred stock, to fix and state by the resolution or resolutions from time to time adopted providing for the issuance thereof the following:*

*whether or not the class or series is to have voting rights, full, special, or limited, or is to be without voting rights, and whether or not such class or series is to be entitled to vote as a separate class either alone or together with the holders of one or more other classes or series of stock;*

*the number of shares to constitute the class or series and the designations thereof;*

*the preferences, and relative, participating, optional, or other special rights, if any, and the qualifications, limitations, or restrictions thereof, if any, with respect to any class or series;*

*whether or not the shares of any class or series shall be redeemable at the option of the Corporation or the holders thereof or upon the happening of any specified event, and, if redeemable, the redemption price or prices (which may be payable in the form of cash, notes, securities, or other property), and the time or times at which, and the terms and conditions upon which, such shares shall be redeemable and the manner of redemption;*

*whether or not the shares of a class or series shall be subject to the operation of retirement or sinking funds to be applied to the purchase or redemption of such shares for retirement, and, if such retirement or sinking fund or funds are to be established, the annual amount thereof, and the terms and provisions relative to the operation thereof;*

*the dividend rate, whether dividends are payable in cash, stock of the Corporation, or other property, the conditions upon which and the times when such dividends are payable, the preference to or the relation to the payment of dividends payable on any other class or classes or series of stock, whether or not such dividends shall be cumulative or noncumulative, and if cumulative, the date or dates from which such dividends shall accumulate;*

*the preferences, if any, and the amounts thereof which the holders of any class or series thereof shall be entitled to receive upon the voluntary or involuntary dissolution of, or upon any distribution of the assets of, the Corporation;*

*whether or not the shares of any class or series, at the option of the Corporation or the holder thereof or upon the happening of any specified event,*

From: 47113 To: DANIEL LUCIANO ESQ Page: 5/5 Date: 9/8/2011 9:08:26 AM

Attachment A

*shall be convertible into or exchangeable for, the shares of any other class or classes or of any other series of the same or any other class or classes of stock, securities, or other property of the Corporation and the conversion price or prices or ratio or ratios or the rate or rates at which such exchange may be made, with such adjustments, if any, as shall be stated and expressed or provided for in such resolution or resolutions; and*

*such other special rights and protective provisions with respect to any class or series as may to the board of directors of the Corporation seem advisable.*

*The shares of each class or series of the preferred stock may vary from the shares of any other class or series thereof in any or all of the foregoing respects. The board of directors of the Corporation may increase the number of shares of the preferred stock designated for any existing class or series by a resolution adding to such class or series authorized and unissued shares of the preferred stock not designated for any other class or series. The board of directors of the Corporation may decrease the number of shares of the preferred stock designated for any existing class or series by a resolution subtracting from such class or series authorized and unissued shares of the preferred stock designated for such existing class or series, and the shares so subtracted shall become authorized, unissued, and undesignated shares of the preferred stock.*

***